Exhibit 99.29

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  October, 1998
          Series 1998-11A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         404,407.51
                                                              ------------------
        (b)    Interest                                    $       3,106,856.36
                                                              ------------------
        (c)    Total                                       $       3,511,263.87
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         371,920.37
                                                              ------------------
        (b)    Interest                                    $       2,857,648.62
                                                              ------------------
        (c)    Total                                       $       3,229,568.99
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $          32,487.14
                                                              ------------------
        (b)    Interest                                    $         249,207.74
                                                              ------------------
        (c)    Total                                       $         281,694.88
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $          91,337.24
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $       3,437,670.80
                                                              ------------------
        (b)    Interest                                    $          21,340.94
                                                              ------------------
        (c)    Total                                       $       3,459,011.74
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     503,086,007.76
                                                               -----------------

13.     Available Funds:                                   $       6,783,029.33
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                $               0.00
                                                              ------------------

17.      Compensating Interest Payment:                    $           3,286.42
                                                              ------------------

18.      Total interest payments:                          $       2,849,613.78
                                                              ------------------

19. Interest
                                Unpaid Class
       Accrued Certificate   Interest Shortfalls     Interest
Class       Interest                                  Payable       Pay-out Rate
-----       --------         -------------------      -------       ------------
1PO    $             0.00   $               0.00   $        0.00   % 0.000000000
1A1    $     1,043,646.69   $               0.00   $1,043,646.69   % 6.749999980
1A2    $       273,319.29   $               0.00   $  273,319.29   % 6.749999881
1A3    $        28,350.00   $               0.00   $   28,350.00   % 7.000000000
1A4    $        23,216.67   $               0.00   $   23,216.67   % 7.000001005
1A5    $        23,216.67   $               0.00   $   23,216.67   % 7.000001005
1A6    $        23,216.67   $               0.00   $   23,216.67   % 7.000001005
1A7    $        91,000.00   $               0.00   $   91,000.00   % 6.500000000
1A8    $       233,573.17   $               0.00   $  233,573.17   % 6.750000018
1A9    $        16,185.98   $               0.00   $   16,185.98   % 6.749999685
1A10   $        55,800.00   $               0.00   $   55,800.00   % 6.750000000
1A11   $       286,875.00   $               0.00   $  286,875.00   % 6.750000000
1A12   $       196,375.71   $               0.00   $  196,375.71   % 6.749999987
1A13   $        77,378.33   $               0.00   $   77,378.33   % 6.750000233
1A14   $             0.00   $               0.00   $        0.00   % 0.000000000
1A15   $       254,493.24   $               0.00   $  254,493.24   % 6.749999944
1A16   $       102,681.61   $               0.00   $  102,681.61   % 6.750000072
1A17   $         4,050.00   $               0.00   $    4,050.00   % 6.750000000
1R     $             0.00   $               0.00   $        0.00   % 0.000000000
1M     $        53,755.40   $               0.00   $   53,755.40   % 6.749999743
1B1    $        23,249.67   $               0.00   $   23,249.67   % 6.749998737
1B2    $        13,075.49   $               0.00   $   13,075.49   % 6.750001729
1B3    $        11,622.03   $               0.00   $   11,622.03   % 6.749999270
1B4    $         5,813.82   $               0.00   $    5,813.82   % 6.749998237
1B5    $         8,718.34   $               0.00   $    8,718.34   % 6.749998698

20.      Principal Distribution Amount:                    $       3,933,415.55
                                                              ------------------

21.     Principal Distribution Amount per Certificate:

                            Principal Distribution       Accrual Amount
                            ----------------------       --------------
        Class 1PO           $               426.59       $         0.00
        Class 1A1           $         2,102,659.96       $         0.00
        Class 1A2           $           397,669.82       $         0.00
        Class 1A3           $                 0.00       $         0.00
        Class 1A4           $                 0.00       $         0.00
        Class 1A5           $                 0.00       $         0.00
        Class 1A6           $                 0.00       $         0.00
        Class 1A7           $                 0.00       $         0.00
        Class 1A8           $                 0.00       $         0.00
        Class 1A9           $           145,031.88       $         0.00
        Class 1A10          $                 0.00       $         0.00
        Class 1A11          $                 0.00       $         0.00
        Class 1A12          $           121,086.78       $         0.00
        Class 1A13          $           430,452.03       $         0.00
        Class 1A14          $                 0.00       $         0.00
        Class 1A15          $           157,985.45       $         0.00
        Class 1A16          $           561,623.27       $         0.00
        Class 1A17          $                 0.00       $         0.00
        Class SUP1          $                 0.00       $         0.00
        Class 1R            $                 0.00       $         0.00
        Class 1M            $             7,621.45       $         0.00
        Class 1B1           $             3,296.34       $         0.00
        Class 1B2           $             1,853.84       $         0.00
        Class 1B3           $             1,647.77       $         0.00
        Class 1B4           $               824.28       $         0.00
        Class 1B5           $             1,236.09       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                           $               0.00
                                                              ------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                           $               0.00
                                                              ------------------

24.     Subordinate Certificate Writedown Amount:          $               0.00
                                                              ------------------

                                                         Accumulative
                Class       Supported Shortfall      Supported Shortfall
                -----       -------------------      -------------------
                 1B1        $              0.00     $               0.00
                 1B2        $              0.00     $               0.00
                 1B3        $              0.00     $               0.00
                 1B4        $              0.00     $               0.00
                 1B5        $              0.00     $               0.00

25.     Unanticipated Recoveries:                          $               0.00
                                                              ------------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-1B1       X
         Class-1B2       X
         Class-1B3       X
         Class-1B4       X
         Class-1B5       X

 2.     Base Servicing Fee amount:                         $         101,323.48
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $         174,125.62
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------

                                             Category A  Category B Category C
 5.     Senior Percentage:            % N/A     N/A          N/A       N/A
                                        ----    ----    ---------    ------

 6.     Group I Senior Percentage:
                                      % N/A     N/A          N/A       N/A
                                        ----    ----    ---------    ------

 7.     Group II Senior Percentage:
                                      % N/A     N/A          N/A       N/A
                                        ----    ----    ---------    ------

 8.     Senior Prepayment Percentage:
                                      % N/A     N/A          N/A       N/A
                                        ----    ----    ---------    ------

 9.     Group I Senior Prepayment
        Percentage:                   % N/A     N/A          N/A       N/A
                                        ----    ----    ---------    ------

 10.    Group II Senior Prepayment
        Percentage:                   % N/A     N/A          N/A       N/A
                                        ----    ----    ---------    ------

 11.    Junior Percentage:            % N/A
                                        ----

 12.    Junior Prepayment Percentage:
                                      % N/A
                                        ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            ---------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations